                                                                   EXHIBIT 10.16


                           BUILDING LEASE AGREEMENT

STATE OF OKLAHOMA )
                  )   ss. HEARTLAND WIRELESS COMMUNICATIONS, INC.
COUNTY OF BRYAN   )

This indenture of lease, made this 1st day of February, 1996, by and between HEARTLAND WIRELESS COMMUNICATIONS, INC., party of the first part (hereinafter referred to as Lessee), and NATIONAL HORIZON DEVELOPMENT. L.C., party of the second part (herein referred as the Lessor).

WITNESSETH:

        1. The term of this lease shall be for fifty months commencing on February 01, 1996, and terminating on March 01, 2000.

        2. The rental payment by the Lessee to the Lessor shall consist of $2,589.59 for the first fifty months. The Lessee shall have the right to renew the lease for five (5) years at the same rental.

        3. The premises which is subject to this Indenture of lease consists of approximately 6,215 square feet located at 123 N. Third, Durant, Oklahoma.

        4. This contract is non-assignable without advance written consent of the Lessor. In the event the premises are subleased to any other party, Lessor's written approval of the new tenant must first be obtained by the Lessee.

        5. Repairs to the premises shall be made by the Lessor, except in the event of willful or malicious damage by the Lessee or his employees.

        6. The premises are hereby let for the purpose and use as office space, and Lessee agrees to use said premises for any purpose that will increase the insurance rate or risk on said building, or for any purpose prohibited by the Statutes of the State of Oklahoma or the ordinances of the city of Durant.

        7.  Lessee agrees to pay and provide for his own cleaning service.

        8. It is further agreed, that in case the building on said premises shall, without any fault or neglect on the part of the Lessee, be destroyed, or be so injured by the elements, fire, or any other cause, as to be untenable and unfit for occupancy, the Lessee shall not be liable or bound to further pay rent to the Lessor and such event will work a termination of this lease.

IN WITNESS WHEREOF, we have set our hands this 1st day of February, 1996.


                                        HEARTLAND WIRELESS COMMUNICATIONS, INC.

                                        BY: /s/ ALLEN WHEELER
                                           -----------------------------------
                                            Allen Wheeler


                                        NATIONAL HORIZON DEVELOPMENT, L.C.

                                        BY: /s/ BOBBY STORY
                                           -----------------------------------
                                            Bobby Story
                                            Box 1100
                                            Durant, OK  74702
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                       BUILDING LEASE AGREEMENT ADDENDUM


This addendum made this 1st day of June, 1996, by and between Heartland Wireless Communications, Inc. and National Horizons Development, L.C. outlines amendments to the original Lease Agreement dated February 1, 1996.

Section 2:

        The rental payment by the Lessee to the Lessor shall consist of $5,179.18 for the term of the lease beginning June 1, 1996 through March 1, 2000. The Lessee shall have the right to renew the lease for five (5) years at the same rental.

Section 3:

        The premises which is subject to this indenture of lease consists of approximately 12,430 square feet located at 123 North Third, Durant, Oklahoma.

All other terms in the Building Lease Agreement dated February 1, 1996 remain the same.



                                        HEARTLAND WIRELESS COMMUNICATION, INC.

                                        BY: /s/ ALLEN WHEELER
                                           ----------------------------------

                                        NATIONAL HORIZON DEVELOPMENT, L.C.

                                        BY: /s/ BOBBY STORY
                                           ----------------------------------
                                                BOBBY STORY
                                                P.O. BOX 1100
                                                DURANT, OK 74702